Exhibit 99.2
Fourth Quarter 2008 Results Supplemental Information February 24, 2009

"Safe Harbor" Statement Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called "forward-looking statements" by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of those words and other comparable words. We wish to take advantage of "safe harbor" provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) franchise related matters, (5) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (6) demand for the programming content we distribute or continued access to programming content, (7) general economic conditions, and (8) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. Definitions and reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company's Web site at www.rcn.com.

2008 Highlights Revenue +16% / EBITDA +24% Enhanced Geographic / Customer Segment Diversity Analog Crush Project Complete NEON Integration Complete Maintained Solid Liquidity Position Revenue & EBITDA 2008 EBITDA Mix ($ in millions) Note: Totals may not add due to rounding

Residential / SMB Update Revenue +4% / EBITDA +7% Key Metrics Remain Strong Customers +12k / RGUs +18k $110 ARPC 68% Bundle Rate Metro Markets now 100% digital 2009 Growth Initiatives 100+ HD Channels Enhanced International content Launch DOCSIS 3.0 Build High ROI Homes / SMB locations Customers RGUs (Customers and RGUs in 000s) Note: Totals may not add due to rounding

RCN Metro Update Revenue +11% / EBITDA +38% (1) High Quality Carrier / Large Enterprise Customers in 5 of Top 10 Markets National wireless carriers Major CLEC's / IXC's Leading financial institutions / exchanges Award-Winning Performance Speed, service, diversity & reliability 2009 Growth Initiatives Launch New Services Leverage Existing Network Expand Network Y-o-Y growth rates include pro forma 2007 NEON revenue and EBITDA. Revenue Mix

Consolidated Results - Quarterly Revenue ($ in millions) EBITDA +12% Y-o-Y +30% Y-o-Y Note: Totals may not add due to rounding. EBITDA Margin Capex

Consolidated Results - Annual Revenue ($ in millions) EBITDA Note: Totals may not add due to rounding. EBITDA Margin Capex +16% Y-o-Y +24% Y-o-Y

Residential / SMB Results - Annual Revenue ($ in millions) EBITDA Note: Totals may not add due to rounding. EBITDA Margin Capex +4% Y-o-Y 7% Y-o-Y

Revenue RCN Metro Results - Annual ($ in millions) EBITDA Y-o-Y growth rates include pro forma 2007 NEON revenue and EBITDA. Note: Totals may not add due to rounding. EBITDA Margin Capex +11% Y-o-Y (1) +38% Y-o-Y (1) Pro Forma NEON Pro Forma NEON Pro Forma NEON

Liquidity / Debt Position Free Cash Flow Cash & Short Term Investments Leverage Ratios Debt Maturity Profile Note: Totals may not add due to rounding. ($ in millions) 4.0x Maximum YE2009 Secured Leverage

2009 Key Initiatives Leverage our strong competitive position to capture vertical opportunity Maintain prudent investment in growth projects Extend margin expansion progress Continue investments in customer experience Identify / evaluate accretive business development opportunities Generate Solid Free Cash Flow and Build Shareholder Value